Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIFTH AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS FIFTH AMENDMENT to Distributorship Agreement (“Amendment”) is made this 17 day of September 2018 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) (Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.)

Whereas,

A.         The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”), and amended on or about 22 April 2015 (the “First Amendment”), 3 November 2016 (the “Second Amendment”), December 20, 2017 (the “Third Amendment”) and 5 June 2018 (the “Fourth Amendment”), pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.         The Company and Distributors now wish to further amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Amendment.

IT IS AGREED as follows:

1.          Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.          Paragraph 10 of the Fourth Amendment is hereby deleted in its entirety. The parties agree that this Amendment sets forth the rebate terms applicable to the Contract Year commencing 1 January 2018 (the “2018 Calendar Year”).

3.          For the 2018 Contract Year, in the event Fosun pays for at least a total of [***] Kits (the “2018 Target Kits”) on or before 15 December 2018, Fosun shall be entitled to (a) a rebate equal to [***] of the total amount paid by Fosun for the 2018 Target Kits (the “2018 Base Rebate”); and (b) a rebate equal to [***] of the total amount paid by Fosun on or before 15 December 2018 for Kits in excess of the 2018 Target Kits (the “2018 Incentive Rebate”). The 2018 Base Rebate and the 2018 Incentive Rebate are collectively referred to as the 2018 Rebate. For the avoidance of doubt, only one rebate is payable with respect to a given purchased Kit. If applicable, the 2018 Rebate shall be paid to Fosun in the form of a credit to the final invoice for Kit purchases in 2018.

4.          Except as amended hereby, all other terms of the Distributorship Agreement, as amended, shall remain in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature: // Stefan Linn//

Name:     Stefan Linn

Title:     COO

Date:     17 September 2018

Place:      Abingdon, United Kingdom

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature: //Dr. Zhang Yue Jian//

Name: Dr. Zhang Yue Jian

Title: Chairman

Date: 6 August 2018

Place:

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature: //Dr. Zhang Yue Jian//

Name: Dr. Zhang Yue Jian

Title: Chairman

Date: 6 August 2018

Place: